As filed with the Securities and Exchange Commission on March 11, 2003
                               Registration No. 333-____

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                     THE SECURITIES EXCHANGE ACT OF 1933


                           EMC INSURANCE GROUP INC.
               ------------------------------------------------
              (Exact name of issuer as specified in its charter)

             Iowa                                         42-6234555
-------------------------------                       -------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


                717 Mulberry Street, Des Moines, Iowa   50309
              --------------------------------------------------
             (Address of principal executive office and Zip Code)


                    2003 Employers Mutual Casualty Company
                         Incentive Stock Option Plan
                    --------------------------------------
                           (Full title of the plan)

                  Donald D. Klemme, EMC Insurance Group Inc.
                 717 Mulberry Street, Des Moines, Iowa 50309
                 -------------------------------------------
                   (Name and address of agent for service)


                           (515) 280-2626
          -----------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                       CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------
                                       Proposed       Proposed
                                       Maximum        Maximum
                       Amount To       Offering       Aggregate     Amount Of
Title Of Securities        Be           Price         Offering    Registration
To Be Registered       Registered (1) Per Share (2)  Price (1)(2)      Fee
------------------------------------------------------------------------------
COMMON STOCK,          500,000
$1.00 PAR VALUE         shares           $17.37        $8,685,000    $799.02
------------------------------------------------------------------------------

(1) This registration statement covers an indeterminate amount of additional securities which may be issued under the above-referenced Plan pursuant to the share adjustment provisions of such Plan. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated in accordance with Rules 457(c) and (h)(1), the proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based upon the last sale price reported on the NASDAQ National Market System on March 7, 2003.


                                    PART I

               INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS


     ITEM 2.    REGISTRANT INFORMATION AND INCENTIVE STOCK OPTION
     -------    PLAN INFORMATION.

EMC Insurance Group Inc. (the "Company") will provide without charge, upon written or oral request, a copy of the documents incorporated herein by reference in Item 3 of Part II of this Registration Statement, or other documents required to be delivered to participants pursuant to Rule 428(b) of the Securities Act of 1933 (the "Securities Act"). The documents identified in Item 3 of Part II are incorporated by reference into the Section 10(a) Prospectus. Requests for such copies should be directed to Donald D. Klemme, Senior Vice President and Secretary, EMC Insurance Group Inc., 717 Mulberry Street, Des Moines, IA 50309, (515)280-2626.


                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.
     -------
The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(1) The Company's Annual Report on Form 10-K for the calendar year ended December 31, 2001, filed pursuant to Section 13 of the Exchange Act.

(2) The Company's Quarterly Report on Form 10-Q for the three-month period ended March 31, 2002, filed pursuant to Section 13 of the Exchange Act.

(3) The Company's Quarterly Report on Form 10-Q for the three-month period ended June 30, 2002, filed pursuant to Section 13 of the Exchange Act.

(4) The Company's Quarterly Report on Form 10-Q for the three-month period ended September 30, 2002, filed pursuant to Section 13 of the Exchange Act.

(5)     The Company's Current Report on Form 8-K filed July 7, 2002.

(6)     The Company's Current Report on Form 8-K filed January 29, 2003.

(7) The description of the Company's Common Stock contained in its Registration Statement on Form 8-A under Section 12 of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

(8) All reports and other documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof, and prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that such a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such document.

     ITEM 4.     DESCRIPTION OF SECURITIES.
     -------
Not applicable.

     ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.
     -------
Not applicable.

     ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.
     -------
The Iowa Business Corporation Act makes provision for the indemnification of directors and officers in terms sufficiently broad to indemnify such persons from liability (including reimbursements for expenses incurred) arising under the Securities Act of 1933. Generally, indemnification is permissible if (i) the person acted in good faith and, (ii) if acting in the person's official capacity, in a manner reasonably believed to be in the best interests of the Company and, in all other cases, that the person's conduct was at least not opposed to the Company's best interests and, (iii) in the case of any criminal proceeding, the person had no reasonable cause to believe the person's conduct was unlawful. The By-Laws of the Company provide for indemnification of officers, directors, employees, or agents as permitted under the Iowa Business Corporation Act or as otherwise permitted by law.

The Plan provides for indemnification to the full extent permitted by law of any person in connection with any proceeding, suit or action brought by reason of any action taken or not taken under the Plan while such person was a member of the Board of Directors of Employers Mutual Casualty Company or the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.


     ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.
     -------
Not applicable.

     ITEM 8.     EXHIBITS.
     -------
The exhibits accompanying this Registration Statement are listed on the accompanying Exhibit Index.

     ITEM 9.     UNDERTAKINGS.
     -------
(a)     The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement; (i) to include any prospectus required by Section 10(a) (3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on March 11, 2003.

                              EMC INSURANCE GROUP INC.


                              By: /s/ Bruce G. Kelley
                              -----------------------
                              Bruce G. Kelley
                              President and Chief Executive Officer

The Plan. Pursuant to the requirements of the Securities Act of 1933, Employers Mutual Casualty Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines, State of Iowa on March 11, 2003. This registration statement has been signed by Employers Mutual Casualty Company.

                              Employers Mutual Casualty Company


                              By: /s/ Bruce G. Kelley
                              -----------------------
                              Bruce G. Kelley
                              President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By: /s/ Bruce G. Kelley              March 11, 2003
-----------------------
Bruce G. Kelley
President, Chief Executive Officer
and Director

By: /s/ Mark E. Reese                March 11, 2003
-----------------------
Mark E. Reese
Chief Financial and Accounting Officer

                              POWER OF ATTORNEY

     Know all persons by these presents, that each of the undersigned hereby constitutes and appoints, jointly and severally, Bruce G. Kelley and Mark E. Reese, or either of them (with full power to each of them to act alone), as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and on his behalf to sign, execute and file this S-8 Registration Statement and any or all amendments (including, without limitation, post-effective amendments) to this S-8 Registration Statement, and to file the same, with all exhibits thereto and all documents required to be filed with respect therewith, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done.

By: /s/ George C. Carpenter III *                 February 25, 2003
-------------------------------------
    George C. Carpenter III, Director

By: /s/ E. H. Creese *                            February 25, 2003
-------------------------------------
    E. H. Creese, Director

By: /s/ David J. Fisher *                         February 25, 2003
-------------------------------------
    David J. Fisher, Director

By: /s/ George W. Kochheiser *                    February 25, 2003
-------------------------------------
    George W. Kochheiser, Director

By: /s/ Raymond A. Michel *                       February 25, 2003
-------------------------------------
    Raymond A. Michel, Director

By: /s/ Fredrick A. Schiek *                      February 25, 2003
-------------------------------------
    Fredrick A. Schiek, Director


        * By /s/ Mark E. Reese                    February 25, 2003
          -----------------------
             Mark E. Reese
            (Attorney-in-Fact)

                                EXHIBIT INDEX

Exhibit
Number      Exhibit
-------     -------

   4 Instruments defining rights of security holders, including indentures

            4(a) Articles of Incorporation of the Company, as amended. (Incorporated by reference from the Company's Form 10-K for the calendar year ended December 31, 1998.)

            4(b) Bylaws of the Company, as amended. (Incorporated by reference from the Company's Form 10-K for the calendar year ended December 31, 2001.)

   5        Opinion of Nyemaster, Goode, Voigts, West, Hansell & O'Brien, P.C.
            with respect to the legality of securities

 23.1 Consent of Nyemaster, Goode, Voigts, West, Hansell & O'Brien, P.C. (contained in Exhibit 5)

 23.2       Consent of Ernst & Young LLP

 23.3       Consent of KPMG LLP

 24         Power of Attorney (included on signature page hereof)

 99.1       2003 Employers Mutual Casualty Company Incentive Stock Option Plan